SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report:  December 4, 1998
                     (Date of earliest event reported)

                             SEAWAY FOOD TOWN, INC.
             (Exact name of Registrant as specified in its charter)

     Ohio                         0-00080      34-4471466
 (State or other jurisdiction (Commission  (I.R.S. employer
      of incorporation)       file number)  identification no.)

                  1020 Ford Street, Maumee, Ohio              43537
             (Address of principal executive offices)      (Zip Code)

Registrant's telephone number,including area code: (419) 891-4207

             ITEMS 5.   OTHER EVENTS.

                         DESCRIPTION OF CAPITAL STOCK

                  The Company's Articles of Incorporation, as amended (the
             "Articles") authorize 12,300,000 shares of capital stock, consisting of 12,000,000 Common Shares, without par value (the "Common Shares"), and 300,000 Serial Preferred Shares, without par value, issuable in series (the "Serial Preferred Shares"). As of November 20, 1998, 6,648,928 Common Shares were issued and outstanding and held by 429 holders of record. As of November 20, 1998, the Company had not issued any Serial Preferred Shares.

             COMMON SHARES

                  The holders of Common Shares are entitled to receive
             dividends when, if and as declared from time to time by the Board of Directors out of funds legally available therefor. The Common Shares have no preemptive rights or conversion rights and are not subject to further calls or assessments by the Company. There are no redemption or sinking fund provisions applicable to the Common Shares. All currently outstanding Common Shares are duly authorized, validly issued, fully paid and nonassessable. The holders of Common Shares are entitled to one vote per share on all matters to be voted upon by the shareholders. The holders of Common Shares have the right to vote cumulatively in the election of Directors. The Board of Directors consists of nine members divided into three classes. Each class consists of three members. The Directors of the class elected at each Annual Meeting of Shareholders hold office for a term of three years. Subject to the rights of the holders of Serial Preferred Shares which may be issued from time to time, the Articles can be amended by the affirmative vote of the holders of at least a majority of the Company's then outstanding shares having voting power thereon, except for certain provisions of the Articles which may only be amended by the affirmative vote of the holders of at least two-thirds of the Company's then outstanding shares having voting power thereon.

             SERIAL PREFERRED SHARES

                  The Articles authorize the Directors, without further
             action by the shareholders, to issue, from time to time, Serial Preferred Shares in one or more classes or series which would entitle the holder thereof to one vote per share, and to fix or alter the designations, powers, preferences and rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights, conversion rights, if any, rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any series of Serial Preferred Shares. In addition, the Board may establish the number of shares constituting any such class or series and the designation thereof, and increase or decrease the number of shares of any such class or series subsequent to the issuance of shares of such class or series, but not below the number of shares of such class or series then outstanding.

                  The Articles provide that the holders of Serial Preferred
             Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Serial Preferred Shares, shall be entitled to receive out of funds legally available therefor when and as declared by the Board of Directors quarterly cash dividends at the rate fixed by the Board of Directors in the certificate of designation applicable to such Serial Preferred Shares. The Articles also provide that, subject to the express terms of each series, the Company may from time to time redeem all or any part of the Serial Preferred Shares of any series at the time outstanding, and the Articles establish certain procedures applicable to such redemption. In the case of any liquidation, dissolution or winding up of the affairs of the Company, the holders of Serial Preferred Shares then outstanding will be entitled to receive the amounts fixed with respect to shares of such series in the certificate of designations, together with accrued and unpaid dividends, prior to the payment of any amounts to the holders of Common Shares or any shares ranking junior to the Serial Preferred Shares. If the net assets of the Company legally available for distribution are insufficient to permit the payment upon all outstanding Serial Preferred Shares and any shares ranking on a parity with such shares, then such net assets will be distributed ratably among the outstanding Serial Preferred Shares and any shares ranking on a parity with such shares in proportion to the full preferential amount to which each such share is entitled.

                  The holders of Serial Preferred Shares will be entitled
             to one vote per share and, except as otherwise provided in the Articles or as required by law, will vote together with the holders of Common Shares as a single class on all matters.
             If, and so often as, the Company is in default in dividends in an amount equal to six full quarterly dividends on any series of Serial Preferred Shares outstanding, the holders of all series of Serial Preferred Shares, voting separately as a class, will be entitled to elect two members of the Board of Directors (who will be in addition to any other Directors then in office or proposed to be elected otherwise than pursuant to this provision of the Articles). Such rights may only be exercised at a meeting of the shareholders for the election of Directors at which the holders of not less than 45% of the outstanding Serial Preferred Shares of all series then outstanding are present in person or by proxy. Such a meeting may be called by the written request of the holders of at least 15% of the Serial Preferred Shares of all series then outstanding. These special class voting rights will remain vested until all accrued and unpaid dividends on the Serial Preferred Shares of all series then outstanding have been paid, at which time the holders of Serial Preferred Shares will be divested of these special voting rights (subject to the revesting of the same in the event of future occurrences of the type described above).

                  In addition, the affirmative vote of the holders of a
             majority of the outstanding Serial Preferred Shares, voting separately as a class, will be required in order to amend, alter or repeal any provision of the Articles or the Code of Regulations in a manner which adversely affects the voting powers, rights or preferences of the holders of Serial Preferred Shares (other than amendments to the Articles authorizing or creating, or increasing the authorized or outstanding amount of, Serial Preferred Shares or any share ranking on a parity with or junior to the Serial Preferred Shares, and amendments to the Code of Regulations increasing the number of Directors of the Company). If any such amendment, alteration or repeal affects adversely the rights or preferences of one or more but not all series of Serial Preferred Shares outstanding, only the vote of the holders of at least a majority of the shares of the series so affected will be required to authorize such action. The affirmative vote of the holders of a majority of the outstanding Serial Preferred Shares, voting separately as a class, also will be required to:

             - authorize, create or increase the authorized amount of any shares of any class, or any security convertible into shares of any class, ranking prior to the Serial Preferred Shares;

             - authorize the purchase or redemption of less than all of the outstanding Serial Preferred Shares (other than in accordance with a share purchase offer made to all holders of such shares), unless all dividends on all Serial Preferred Shares have been declared and paid or funds for such purpose have been set apart for payment and all accrued sinking fund obligations have been complied with;

             - approve certain mergers or consolidations involving the Company in which the surviving or resulting corporation will have after the transaction outstanding shares ranking prior to or on a parity with the Serial Preferred Shares; and

             - authorize any shares ranking on a parity with the Serial Preferred Shares or an increase in the authorized number of Serial Preferred Shares.

             BUSINESS COMBINATIONS

                  Under the Articles, the affirmative vote of not less than
             two-thirds of the outstanding Common Shares, in addition to the affirmative vote which may be required of any series of Serial Preferred Shares which may then be outstanding, is generally required for the approval or authorization of any
             (i) any merger or consolidation of the Company with or into any other corporation, (ii) any dissolution or (iii) any sale, lease, exchange or other disposition of all or substantially all of the assets of the Company to or with any other corporation, person or entity (each, a "Business Combination"). These provisions of the Articles do not apply to any Business Combination which has been approved by a resolution unanimously adopted by the Board of Directors of the Company at a meeting of the Board of Directors at which a quorum is present. For any Business Combination which is unanimously approved by the Board of Directors as described above, only the affirmative vote of a majority of the outstanding Common Shares, in addition to the affirmative vote which may be required of any series of Serial Preferred Shares which may then be outstanding, is needed to approve that Business Combination. The Board of Directors has the power and duty to determine, on the basis of information then known to it, whether any sale, lease, exchange or other disposition of part of the assets of the Company involves "substantially all" of the assets of the Company.

             CERTAIN PROVISIONS OF OHIO LAW

                  The Company is subject to certain provisions of Ohio law
             which may discourage or render more difficult an unsolicited takeover of the Company. Among these are provisions that (i) prohibit certain mergers, sales of assets, issuance or purchases of securities, liquidation or dissolutions, or reclassification of the then outstanding shares of an Ohio corporation involving certain holders of stock representing 10% or more of the voting power (other than present shareholders), unless (a) such transactions are approved by the Directors prior to the 10% shareholder becoming such, (b) the acquisition of 10% of the voting power is approved by the Directors prior to 10% shareholders becoming such, or (c) involve a 10% shareholder which has been such for at least three years and the transaction is approved by holders of two-thirds of the voting power of the Company and the holders of a majority of the voting power not owned by the 10% shareholders or certain minimum price and form of consideration requirements are met; and (ii) provide Ohio corporations, or in certain circumstances the shareholders of an Ohio corporation, a cause of action to recover profits realized under certain circumstances by persons who dispose of securities of a corporation within 18 months of proposing to acquire such corporation.

                  In addition, the acquisition of shares entitling the
             holder to execute certain levels of voting power of the Company (one-fifth or more, one-third or more, or a majority) can be made only with the prior authorization of (i) the holders of at least a majority of the total voting power and
             (ii) the holders of at least a majority of the total voting power held by shareholders other than the proposed acquirer, officers of the Company elected or appointed by the Directors, and Directors of the Company who are also employees and excluding certain shares that are transferred after the announcement of the proposed acquisition and prior to the vote with respect to the proposed acquisition.

             DIRECTOR AND OFFICER INDEMNIFICATION

                  The Company's Articles contain provisions indemnifying
             Directors and officers of the Company against liabilities and expenses reasonably incurred by him or her in connection with any action, suit or proceeding to which such Director or officer may be a party defendant or any claim of liability asserted against such Director or officer because of his or her status as such.

             GENERAL

                  It is possible that the division of the Board of
             Directors of the Company into classes provided for in the Articles, the ability of the Board of Directors to issue Serial Preferred Shares, the heightened shareholder voting requirements applicable to certain proposed business combination transactions and/or the provisions of Ohio law discussed above may discourage other persons from making a tender offer for or acquisitions of substantial amounts of Common Shares. This could have an incidental effect of inhibiting changes in management and may also prevent temporary fluctuations in the market price of Common Shares which often result from actual or rumored takeover attempts. In addition, the indemnification provisions of the Articles may have the effect of reducing the likelihood of derivative litigation against Directors and deterring shareholders from bringing a lawsuit against Directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited the Company and the shareholders.

             PROPOSED AMENDMENTS

                  The Company's Board of Directors unanimously approved
             certainly proposed amendments to the Articles and the Code of Regulations of the Company at a meeting of the Board of Directors held on October 21, 1998. The proposed amendments:
             (1) restrict the ability of shareholders to nominate Directors unless done so at least 90 days in advance of the Annual
             Meeting of Shareholders or 30 days in advance of a special meeting called for the purpose of electing Directors; (2) provide that Directors can be removed only for good cause shown; (3) provide that special meetings of the Board of Directors can be called on as little as 48 hours' notice; (4) increase the authorized number of Common Shares from 12,000,000 to 24,000,000 to ensure an adequate supply not only for defensive purposes, but also for future stock splits or other uses of Common Shares; (5) amend the provisions concerning shareholder approval of mergers, consolidations, sales or similar transactions, by adding combinations and majority share acquisitions to that list of transactions which require the affirmative vote of not less than two-thirds of the outstanding Common Shares for approval; and (6) enact a version of Ohio's Control Share Acquisition Statute which vests in the Board of Directors the authority to decline a proposed control share acquisition under certain circumstances. These proposed amendments are more fully described in the Company's Preliminary
             Schedule 14A, which was filed with the Securities and Exchange Commission on November 16, 1998 (File No. 000-00080).

                                          SIGNATURES

                  Pursuant to the requirements of the Securities Exchange
             Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                           SEAWAY FOOD TOWN, INC.

                                           By: /S/ Richard B. Iott
                                                 Richard B. Iott
                                                 President and Chief
                                                 Executive Officer
             Date:  December 4, 1998